PAYDEN GLOBAL SHORT BOND FUND Investor Class PYGSX	Summary Prospectus February 28, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.payden.com/prospectus. You can also get this information at no cost by calling 800-572-9336, or by sending an e-mail to payden@umb.com. The Fund’s prospectus and statement of additional information, both dated February 28, 2011, are incorporated by reference into this summary prospectus.

 INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

 FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Other Expenses	0.40%
Total Annual Fund Operating Expenses[1]	0.70%

[1] Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the total Annual fund Operating Expenses (excluding interest and taxes) will not exceed 0.70%.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its long-term holdings.

 PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories

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 PAYDEN GLOBAL SHORT BOND FUND

and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; (5) dividend-paying convertible stock; and (6) convertible bonds and preferred stock.

ª	The Fund invests at least 65% of its total assets in investment grade debt securities, including securities of issuers organized or headquartered in emerging markets countries. However, the Fund may invest up to 35% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). In any event, the average credit quality of the Fund overall will remain investment grade. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality. Further information regarding credit ratings is in Appendix A.

ª	Under normal market conditions, the Fund invests at least 65% of its total assets in debt securities of issuers organized or headquartered in at least three countries, one of which may be the United States.

ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies, and the Fund generally hedges most of its foreign currency exposure to the U.S. dollar.

ª	The Fund invests in debt securities of any maturity. Under normal market conditions, the Fund’s maximum average portfolio maturity (on a dollar-weighted basis) is three years.

ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.

ª	The Fund invests in debt securities that Payden believes offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity. Payden reviews historical interest rate spread relationships, as well as economic and issuer scenario analyses, in making investment decisions.

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

 PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation. The value of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings.

ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.
ª	Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.
ª	Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased credit risk and prepayment risk. Many mortgage-backed securities and asset-backed securities may be prepaid prior to maturity. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate. For more detailed information, please see the “Mortgage-Backed Securities” and “Asset-Backed Securities” discussions in the “More About Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” section in this Prospectus.
ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

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ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

 PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Bank of America Merrill Lynch 1-3 Year Treasury Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 2ndQ 2009 (3.54%), and the worst quarter was 2ndQ 2004 (−1.28%).

Average Annual Returns Through 12/31/10	1 Year	5 Years	10 Years

Payden Global Short Bond Fund
Before Taxes	4.32%	3.62%	4.13%
After Taxes on Distributions	3.56%	2.51%	3.05%
After Taxes on Distributions and Sale of Fund Shares	2.81%	2.55%	3.00%

Bank of America Merrill Lynch 1-3 Year Treasury Index	2.35%	4.17%	3.92%
(The returns for the index are before any deduction for taxes, fees or expenses.)

 MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Mary Beth Syal, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Syal has been with Payden since 1991. David Ballantine, CFA, is a Principal and portfolio manager. Mr. Ballantine has been with Payden since 1991.

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 PURCHASE AND SALE OF FUND SHARES:

The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

 TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

 PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

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